As filed with the Securities and Exchange Commission on May 4, 1998
                                               Registration No._________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  EXOGEN, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                       22-3208468
--------------------------------------------------------------------------------
(State or other jurisdiction                   (IRS Employer Identification No.)
of incorporation or organization)


       10 Constitution Avenue, P.O. Box 6860, Piscataway, New Jersey 08855
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                               Patrick A. McBrayer
                      Chief Executive officer and President

                                  EXOGEN, INC.
       10 Constitution Avenue, P.O. Box 6860, Piscataway, New Jersey 08855
                     (Name and address of agent for service)

                                 (732) 981-0990
          (Telephone number, including area code, of agent for service)

                                         CALCULATION OF REGISTRATION FEE

                                                             Proposed           Proposed
   Title of                                                   Maximum            Maximum
  Securities                            Amount               Offering           Aggregate             Amount of
     to be                              to be                  Price            Offering            Registration
  Registered                        Registered(1)          per Share(2)         Price(2)                 Fee
  ----------                        -------------          ------------         --------                 ---
1995 Stock Option/
Stock Issuance Plan

Options to purchase
Common Stock                        600,000 shares          N/A                 N/A                      N/A

Common Stock,
$0.0001 par value                   600,000 shares          $4.81               $2,886,000               $  851.37


Employee Stock Purchase Plan

Common Stock,
$0.0001 par value                   200,000 shares          $4.81               $  962,000               $  283.79


                                                                              Aggregate Filing Fee:      $1,135.16

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1995 Stock Option/Stock Issuance Plan and/or Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Exogen, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of Exogen, Inc. on April 30, 1998, as reported by the Nasdaq National
         Market.

                                     PART II

               Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference

                  Exogen,   Inc.  (the  "Registrant")   hereby  incorporates  by
reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the SEC on December 19, 1997;

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1997, filed with the with the SEC on February 6, 1998; and

         (c) The Registrant's Registration Statement No. 26154 on Form 8-A, and amendments thereto, filed with the SEC on May 26, 1995, pursuant to Section 12 of the Securities and Exchange Act of 1934 (the "1934 Act") in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so such modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

                  Not applicable.

Item 5.   Interests of Named Experts and Counsel

                  Not applicable.

Item 6.  Indemnification of Directors and Officers

         Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. Articles 8 and

9 of the Registrant's Second Amended and Restated Certificate of Incorporation provide for indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Company has obtained liability insurance for its officers and directors.


Item 7.  Exemption from Registration Claimed

                  Not applicable.


Item 8.  Exhibits

  Exhibit Number                        Exhibit
  --------------                        -------

         4        Instruments Defining Rights of Shareholders. Reference is made to Registrant's  Registration  Statement No. 26154 on Form 8-A
                  and  amendments  thereto  which  are  incorporated  herein  by reference pursuant to Item 3(b).
         5        Opinion and Consent of Brobeck,  Phleger & Harrison  LLP.
         23.1     Consent of Arthur Andersen LLP, Independent Accountants.
         23.2     Consent of Brobeck,  Phleger & Harrison  LLP is  contained  in
                  Exhibit 5.
         24       Power  of  Attorney.  Reference  is made to page  II-4 of this
                  Registration Statement.
         99.1     1995 Stock Option/Stock  Issuance Plan (as amended on November
                  14, 1997).
         99.2*    Form of Notice of Grant of Stock Option.
         99.3     Form of Stock Option Agreement (Installment Option).
         99.4     Form of  Addendum to Stock  Option  Agreement  (Limited  Stock
                  Appreciation Right).
         99.5*    Form of  Addendum  to  Stock  Option  Agreement  (Special  Tax
                  Elections).
         99.6*    Form of Notice of Grant of  Automatic  Stock  Option  (Initial
                  Grant).
         99.7*    Form of  Notice Of Grant of  Automatic  Stock  Option  (Annual
                  Grant).
         99.8     Form of Automatic Stock Option Agreement.
         99.9     Employee  Stock  Purchase  Plan (as  amended on  November  14,
                  1997).
         99.10*   Form of Stock  Purchase  Agreement  under the  Employee  Stock
                  Purchase Plan.
         99.11*   Form of Enrollment/Change Form.
         99.12*   Form of Special Officer Participation Form.

         *  Exhibits  99.2,  99.5,  99.6,  99.7,  99.10,  99.11  and  99.12  are
incorporated  herein by reference to Exhibits 99.2,  99.5,  99.6,  99.7,  99.13,
99.14 and 99.15, respectively, to Registrant's Registration Statement No. 33-94750 on Form S-8, filed with the SEC on July 19, 1995.

Item 9.  Undertakings

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option/Stock Issuance Plan and/or Employee Stock Purchase Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as  indemnification  for liabilities  arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Piscataway, State of New Jersey, on this 30th day of April, 1998.


                                           EXOGEN, INC.

                                      By:  /s/Patrick A. McBrayer
                                           ----------------------
                                           Patrick A. McBrayer
                                           Chief Executive Officer and President


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned officers and directors of Exogen, Inc., a Delaware corporation, do hereby constitute and appoint Patrick A. McBrayer and Richard H. Reisner, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                  Title                                          Date
----------                  -----                                          ----
/s/Patrick A. McBrayer      Chief Executive Officer, President,            April 30, 1998
-----------------------     and Director
Patrick A. McBrayer         (Principal Executive Officer)


/s/Richard H. Reisner       Vice President, Chief Financial Officer,       April 30, 1998
---------------------       and Secretary
Richard H. Reisner          (Principal Financial Officer)


/s/John P. Ryaby            Director                                       April 30, 1998
----------------
John P. Ryaby


/s/Buzz Benson              Director                                       April 30, 1998
--------------
Buzz Benson


/s/Donald J. Lothrop        Director                                       April 30, 1998
--------------------
Donald J. Lothrop


/s/Terence D. Wall          Director                                       April 30, 1998
------------------
Terence D. Wall


/s/David J. Ottensmeyer     Director                                       April 30, 1998
-----------------------
David J. Ottensmeyer


/s/Peter C. Madeja          Director                                       April 30, 1998
------------------
Peter C. Madeja

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                                  EXOGEN, INC.

                                  EXHIBIT INDEX




    Exhibit Number                      Exhibit
    --------------                      -------

         4        Instruments Defining Rights of Shareholders. Reference is made to Registrant's  Registration  Statement No. 26154 on Form 8-A
                  which is  incorporated  herein by  reference  pursuant to Item
                  3(d).
         5        Opinion and Consent of Brobeck, Phleger & Harrison LLP.
         23.1     Consent of Arthur Andersen LLP, Independent Auditors.
         23.2     Consent of Brobeck,  Phleger & Harrison  LLP is  contained  in
                  Exhibit 5.
         24       Power  of  Attorney.  Reference  is made to page  II-4 of this
                  Registration Statement.
         99.1     1995 Stock Option/Stock  Issuance Plan (as amended on November
                  14, 1997).
         99.2*    Form of Notice of Grant of Stock Option.
         99.3     Form of Stock Option Agreement (Installment Option).
         99.4     Form of  Addendum to Stock  Option  Agreement  (Limited  Stock
                  Appreciation Right).
         99.5*    Form of  Addendum  to  Stock  Option  Agreement  (Special  Tax
                  Elections).
         99.6*    Form of Notice of Grant of  Automatic  Stock  Option  (Initial
                  Grant).
         99.7*    Form of Notice of Automatic Stock Option (Annual Grant).
         99.8     Form of Automatic Stock Option Agreement.
         99.9     Employee  Stock  Purchase  Plan (as  amended on  November  14,
                  1997).
         99.10*   Form of Stock  Purchase  Agreement  under the  Employee  Stock
                  Purchase Plan.
         99.11*   Form of Enrollment/Change Form.
         99.12*   Form of Special Officer Participation Form.


         *  Exhibits  99.2,  99.5,  99.6,  99.7,  99.10,  99.11  and  99.12  are
incorporated  herein by reference to Exhibits 99.2,  99.5,  99.6,  99.7,  99.13,
99.14 and 99.15, respectively, to Registrant's Registration Statement No. 33-94750 on Form S-8, filed with the SEC on July 19, 1995.